Exhibit 10.1

AMENDMENT TO DIMON INCORPORATED COMPENSATION DEFERRAL PLAN

          WHEREAS, Alliance One International, Inc. (the “Employer”), as successor in interest to DIMON Incorporated, is the sponsor of the DIMON Incorporated Compensation Deferral Plan (the “Deferral Plan”); and

WHEREAS, the Employer has retained the right to amend or modify the Deferral Plan; and

WHEREAS, there is only one Participant who has deferred compensation under the Plan, and there have been no deferrals in 2005; and

WHEREAS, the Employer desires to freeze the Deferral Plan in light of the new deferred compensation rules of Section 409A of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, the Deferral Plan is hereby amended as set forth below, effective December 30, 2005:

1.	A new sentence shall be added at the end of Section 4 of the Deferral Plan, which shall read as follows:

“Notwithstanding the foregoing, participation in the Plan is frozen as of December 31, 2004.”

2.	A new paragraph shall be added at the end of Section 5 of the Deferral Plan, which shall read as follows:

“Notwithstanding the foregoing, the Plan is frozen as of December 31, 2004, and no compensation or award may be deferred under the Plan after such date.”

3.	A new paragraph (g) shall be added at the end of Section 6 of the Deferral Plan, which shall read as follows:

          “(g)   No Deferrals after December 31, 2004.  Notwithstanding the foregoing provisions of this Section 6, Participant Deferral Accounts shall not be credited with any amounts after December 31, 2004, with respect to compensation or award deferrals.  Credits and debits to Deferral Accounts after December 31, 2004 shall be limited to amounts representing (i) hypothetical income (including but not limited to dividend equivalents); (ii) appreciation and depreciation in the value of the Deferral Accounts; and (iii) benefit payments under the Plan.”

4.	Capitalized words not otherwise defined in this Amendment shall have the definitions attributed to them in the Deferral Plan.

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IN WITNESS WHEREOF, Alliance One International, Inc. has, by an authorized officer, executed this amendment on this the 30th day of December, 2005.

ALLIANCE ONE INTERNATIONAL, INC.

By: /s/ Michael K. McDaniel
Name: Michael K. McDaniel
Title: Senior Vice President – Human Resources

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